Exhibit 99.1

FOR IMMEDIATE RELEASE

SIMON AND TAUBMAN MODIFY MERGER PRICE TO $43.00 PER SHARE IN CASH

Indianapolis, IN, and Bloomfield Hills, MI – November 15, 2020 – Simon Property Group, Inc. (NYSE: SPG) (“Simon”) and Taubman Centers, Inc. (NYSE: TCO) (“Taubman”) today announced that they have reached a definitive agreement modifying certain terms of the original merger agreement (the “Original Merger Agreement”), including a modified purchase price of $43.00 per share in cash and other provisions to reduce closing conditionality.

The modified merger agreement continues to provide that Simon will acquire an 80% ownership interest in The Taubman Realty Group Limited Partnership (“TRG”). The Taubman family will sell approximately one-third of its ownership interest at the transaction price and remain a 20% partner in TRG.

The Boards of Directors of Simon and Taubman, including the Special Committee of independent directors of Taubman, have approved the terms of the transaction. The modified merger agreement provides that Taubman will not declare or pay a dividend on its common stock prior to March 1, 2021, and then, only subject to certain limitations and conditions.

The merger is expected to close in late 2020 or early 2021, subject to Taubman shareholder approval and customary closing conditions. Simon and Taubman also have settled their pending litigation in the Circuit Court for the 6th Judicial District, Oakland County, Michigan.

About Simon
Simon is a real estate investment trust engaged in the ownership of premier shopping, dining, entertainment and mixed-use destinations and an S&P 100 company (Simon Property Group, NYSE: SPG). Our properties across North America, Europe and Asia provide community gathering places for millions of people every day and generate billions in annual sales. For more information, visit simon.com.

About Taubman
Taubman Centers is an S&P MidCap 400 Real Estate Investment Trust engaged in the ownership, management and/or leasing of 26 regional, super-regional and outlet malls in the U.S. and Asia. Taubman’s U.S.-owned properties are the most productive in the publicly held U.S. mall industry. Founded in 1950, Taubman is headquartered in Bloomfield Hills, Mich. Taubman Asia, founded in 2005, is headquartered in Hong Kong. www.taubman.com.

Advisors

BofA Securities is serving as financial advisor to Simon and Paul, Weiss, Rifkind, Wharton & Garrison LLP and Latham & Watkins LLP are serving as legal advisors. Goldman Sachs & Co. LLC is serving as financial advisor to Taubman and Wachtell, Lipton, Rosen & Katz and Honigman LLP are serving as legal advisors. The Special Committee of the Board of Directors of Taubman has retained Lazard as its independent financial advisor and Kirkland & Ellis LLP as its independent legal counsel.

Forward Looking Statements
This communication contains certain "forward-looking" statements as that term is defined by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as "believes", "anticipates", "expects", "may", "will", "would", "should", "estimates", "could", "intends", "plans" or other similar expressions are forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements as a result of, but not limited to, the following factors: the COVID-19 pandemic and related challenges, risks and uncertainties which have had, and may continue to have, direct and indirect adverse impacts on the general economy, mall environment, tenants, customers, and employees, as well as mall and tenant operations (including the ability to remain open) and operating procedures, occupancy, anchor and mall tenant sales, sales-based rent, rent collection, leasing and negotiated rents, mall development and redevelopment activities and the fair value of assets (increasing the likelihood of future impairment charges); future economic performance, including stabilization and recovery from the impact of the COVID-19 pandemic; savings due to cost-cutting measures; payments of dividends and the sufficiency of cash to meet operational needs; changes in market rental rates; unscheduled closings or bankruptcies of tenants; relationships with anchor tenants; trends in the mall industry; challenges with department stores; changes in consumer shopping behavior, including accelerated trends resulting from the COVID-19 pandemic; the liquidity of real estate investments; the failure to receive, on a timely basis or otherwise, the required approvals by Taubman's shareholders; the risk that a condition to closing of the transaction may not be satisfied; Simon's and Taubman's ability to consummate the transaction; the possibility that the anticipated benefits from the transaction will not be fully realized (including Simon's underwritten capitalization rate and its expectations regarding FFO per share accretion); the ability of Taubman to retain key personnel and maintain relationships with business partners pending the consummation of the transaction; and the impact of legislative, regulatory and competitive changes and other risk factors relating to the industries in which Simon and Taubman operate, as detailed from time to time in each of Simon's and Taubman's reports filed with the Securities and Exchange Commission (the "SEC"). There can be no assurance that the transaction will in fact be consummated.

Additional information about these factors and about the material factors or assumptions underlying such forward-looking statements may be found under Item 1.A in each of Simon's and Taubman's Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and the sections labeled “Risk Factors” and “Forward Looking Statements” in each of Simon and Taubman’s periodic reports on Form 10-Q for the fiscal quarters ended March 31, 2020, June 30, 2020 and September 30, 2020. Simon and Taubman caution that the foregoing list of important factors that may affect future results is not exhaustive. When relying on forward-looking statements to make decisions with respect to the proposed transaction, shareholders and others should carefully consider the foregoing factors and other uncertainties and potential events. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Simon and Taubman or any other person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Neither Simon nor Taubman undertakes any obligation to update or revise any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as may be required by law.

Additional Information and Where to Find It
This communication is being made in respect of the proposed transaction involving Taubman and Simon. In connection with the proposed transaction, Taubman intends to file relevant materials with the SEC, including a preliminary proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Taubman will mail the definitive proxy statement and a proxy card to each shareholder of Taubman entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Taubman may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF TAUBMAN ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT TAUBMAN WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT TAUBMAN AND THE PROPOSED TRANSACTION. The definitive proxy statement, the preliminary proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by TAUBMAN with the SEC, may be obtained free of charge at the SEC's website (http://www.sec.gov) or at Taubman's website (www.taubman.com).

Participants in the Solicitation
Taubman and certain of its directors, executive officers and employees may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the shareholders of Taubman in connection with the transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, is included in the Proxy Statement described above filed with the SEC. Additional information regarding Taubman's directors and executive officers is also included in Taubman's proxy statement on Schedule 14A for its 2020 Annual Meeting of Shareholders, which was filed with the SEC on July 2, 2020, or its Amended Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on February 27, 2020, as amended on April 29, 2020. These documents are available free of charge as described above.

Simon Investors
Tom Ward

Simon Property Group

317-685-7330

Simon Media
Reevemark

Hugh Burns/Paul Caminiti

212-433-4600

SPGinquiries@reevemark.com

Taubman Media

Maria Mainville, Taubman, Director, Strategic Communications, 248-258-7469

or

Joele Frank, Wilkinson Brimmer Katcher

Joele Frank/Dan Katcher

212-355-4449

Taubman Investors
Erik Wright, Taubman, Manager, Investor Relations, 248-258-7390

ewright@Taubman.com

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